UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2018

Commission File Number 001-35844
___________________________________
Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On May 30, 2018, the Company held its 2018 annual meeting of stockholders (the “Annual Meeting”).

(b)
The Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 20, 2018. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Item 1.        Election of Directors.

The nominees for director named in the Proxy Statement were elected, and the voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Ann Fandozzi	90,354,992	1,104,051	10,317,505
Mark Jung	90,432,314	1,026,729	10,317,505
Ioannis Skoufalos	90,434,999	1,024,044	10,317,505

Item 2.         Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2018.

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018 was approved, and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
100,918,751	705,872	151,925	0

Item 3.        Non-binding Vote on Executive Compensation.

Our stockholders approved, on a non-binding advisory basis, our executive compensation as described in the Proxy Statement and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
89,181,703	2,066,220	211,120	10,317,505

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC.

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	May 30, 2018